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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CENTRAL VALLEY COMMUNITY BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTRAL VALLEY COMMUNITY BANCORP
600 Pollasky Avenue,
Clovis, California 93612

March 31, 2004

Dear Shareholder:

        In connection with the 2004 Annual Meeting of Shareholders to be held at 7:00 p.m. on Wednesday, May 19, 2004 at the Company's headquarters office at 600 Pollasky Avenue, Clovis, California, we are enclosing the following:

  1.
  Notice of Annual Meeting of Shareholders.

  2.
  Proxy Statement.

  3.
  Proxy Card.

        The matters to be presented at the meeting will be the election of directors and the ratification of the appointment of the Company's independent public accountants.

        It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the enclosed envelope, postage for which has been paid.

        We appreciate your support and look forward to seeing you at the meeting on May 19, 2004.

Cordially,

/s/ DANIEL N. CUNNINGHAM Daniel N. Cunningham Chairman of the Board

/s/ DANIEL J. DOYLE Daniel J. Doyle President and Chief Executive Officer

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS OF
CENTRAL VALLEY COMMUNITY BANCORP

TO THE SHAREHOLDERS OF CENTRAL VALLEY COMMUNITY BANCORP:

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Shareholders of Central Valley Community Bancorp will be held at 600 Pollasky Avenue, Clovis, California, on Wednesday, May 19, 2004, at 7:00 p.m. for the following purposes:

  1.
  To elect Directors;

  2.
  To ratify the appointment of Perry-Smith LLP as the Company's independent public accountants; and

  3.
  To transact such other business as may properly come before the meeting

        The names of the Board of Directors' nominees to be directors of Central Valley Community Bancorp are set forth in the accompanying Proxy Statement and are incorporated herein by reference.

        The Bylaws of Central Valley Community Bancorp provide for the nomination of directors in the following manner:

  Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.

        Only shareholders of record at the close of business on March 22, 2004, are entitled to notice of, and to vote at, the Annual Meeting. Every shareholder is invited to attend the Annual Meeting in person or by proxy. If you do not expect to be present at the Meeting, you are requested to complete and return the accompanying proxy form in the envelope provided.

Dated: March 31, 2004	/s/ DANIEL N. CUNNINGHAM Daniel N. Cunningham Chairman of the Board

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE
SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE
IN THE ENCLOSED POSTAGE PAID ENVELOPE

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OF
CENTRAL VALLEY COMMUNITY BANCORP
To Be Held on May 19, 2004
600 Pollasky Avenue, Clovis, California 93612

GENERAL INFORMATION FOR SHAREHOLDERS

        The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of Central Valley Community Bancorp (the "Company" or "Central Valley") for use at the Annual Meeting of Shareholders to be held at the Company's headquarters office located at 600 Pollasky Avenue, Clovis, California on Wednesday, May 19, 2004, at 7:00 p.m. Only shareholders of record at the close of business on March 22, 2004, (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had outstanding 2,625,477 shares of its common stock, all of which will be entitled to vote at the Annual Meeting and any adjournments thereof. All share figures in this proxy statement have been adjusted for the Company's two-for-one stock split that was effective on January 6, 2003. This proxy statement will be first mailed to shareholders on or about March 31, 2004.

Vote By Proxy

        As many of the Company's shareholders are not expected to attend the Annual Meeting in person, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by a duly executed proxy in the accompanying form, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder executing and delivering the enclosed proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by (i) filing with the secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or (ii) attending the meeting and voting in person. A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted. If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by the proxy will be voted in favor of the specified proposal.

Method of Counting Votes

        Holders of common stock of the Company ("Common Stock") are entitled to one vote for each share held except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected and such shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. An opportunity will be given at the Meeting prior to the voting for any shareholder who desires to do so, to announce his or her intention to cumulate his or her votes. The proxy holders are given, under the terms of the Proxy, discretionary authority to cumulate votes represented by shares for which they are named in the Proxy.

        The proxy holders, Daniel J. Doyle and Wanda L. Rogers, both of whom are directors of the Company, will vote all shares of Common Stock represented by the proxies unless authority to vote such shares is withheld or the proxy is revoked. However, the proxy holders cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card. Proxy cards also confer upon the proxy holders discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed, which may properly be presented for action at the Annual Meeting, including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting. The total expense of soliciting the proxies in the accompanying form will be borne by the Company. While proxies are normally solicited by mail, proxies may also be solicited directly by officers, directors and employees of the Company or its subsidiary, Central Valley Community Bank (the "Bank"). Such officers, directors and employees will not be compensated for this service beyond normal compensation to them.

        Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

        Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted as follows:

        FOR the election of all nominees for director named herein; and

        FOR ratification of the selection of Perry-Smith LLP as the Company's independent public accountants.

        In the event a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specification so made. In addition, such shares will, at the proxy holders' discretion, be voted on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

        A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2003 is enclosed with this Proxy Statement.

Vote Required

        The nine (9) nominees receiving the highest number of votes of the shares of the Company's Common Stock represented and entitled to vote at the Meeting will be elected directors of the Company.

        The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote at the Meeting is necessary for the ratification of the selection of auditors.

Shareholders Entitled to Vote

        Only shareholders of record at the close of business on March 22, 2004, are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, the Company had outstanding. 2,625,477 shares of its no par value Common Stock.

PRINCIPAL SHAREHOLDERS

        As of the Record Date, no individual (including any "group", i.e., two or more persons acting as a partnership, limited partnership, syndicate or group for the purpose of acquiring, holding or disposing of voting stock issued by the Company) known to the Company owned beneficially more than five percent (5%) of the outstanding shares of its Common Stock except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Daniel N. Cunningham 2517 West Shaw, Suite 109 Fresno, CA 93711	209,986	(1)	7.98%
Steven D. McDonald 2975 S. MacDonough Road Sanger, CA 93657	192,780	(2)	7.33%
Louis McMurray P.O. Box 569 Fresno, CA 93709	311,990	(3)	11.86%

(1)
Includes 43,560 shares held as trustee for the Bradley and Joanne Quinn Living Trust as to which Mr. Cunningham disclaims beneficial ownership and 61,254 shares held under a power of attorney executed in favor of Mr. Cunningham by Eric Quinn as to which Mr. Cunningham disclaims beneficial ownership. Also includes 6,000 shares which may be acquired within 60 days of the Record Date upon the exercise of options granted pursuant to the Central Valley Community Bancorp 2000 Stock Option Plan (the "2000 Plan").

(2)
Includes 804 shares held by Mr. McDonald's spouse, 14,068 shares held in a family trust, and 6,000 shares which may be acquired within 60 days of the Record Date upon the exercise of options granted pursuant to the 2000 Plan.

(3)
Includes 26,268 shares held as Trustee of the Charles McMurray Living Trusts, 26,274 shares held as Trustee of the Jed McMurray Living Trust, 232,448 shares held as Trustee of the Louis McMurray Living Trust, 21,000 shares held as Trustee of the Lou and Dena McMurray Living Trust, and 6,000 shares which may be acquired within 60 days of the Record Date upon the exercise of options granted pursuant to the 2000 Plan.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1
ELECTION OF DIRECTORS OF THE COMPANY

        The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in his or her discretion, be disregarded by the Chairman of the Meeting and, upon his or her instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

        The Bylaws of the Company provide that the Board will consist of not less than seven (7) and not more than thirteen (13) directors. The number of directors is set by the Board and is currently set at nine (9). The authorized number of directors to be elected at the Meeting is nine (9). Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified.

        All Proxies will be voted for the election of the following nine (9) nominees recommended by the Board of Directors, all of whom are incumbent directors, unless authority to vote for the election of directors is withheld. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

        The following table sets forth certain information with respect to those persons nominated by the Board of Directors for election as director, and the Named Executive Officers (as defined below), as well as with respect to all directors and executive officers as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. There is no family relationship between any of the directors or principal officers other than Sidney B. Cox and Wanda L. Rogers who are brother and sister.

				Shares Beneficially Owned as of the Record Date
Directors and Nominees, and Executive Officers	Age	Positions Held With the Company	Director or Officer Since	Number		Percent of Class
Sidney B. Cox	73	Director	2000	23,755	(1)	*
Daniel N. Cunningham	67	Chairman of the Board and Director	2000	209,986	(2)	7.98%
Edwin S. Darden Jr.	59	Director	2001	39,040	(3)	1.48%
Daniel J. Doyle	57	President, Chief Executive Officer and Director	2000	114,370	(4)	4.19%
Gayle Graham	57	Senior Vice President and Chief Financial Officer	2000	24,066	(5)	*
Steven D. McDonald	54	Director	2000	192,780	(6)	7.33%
Louis McMurray	57	Director	2000	311,990	(7)	11.86%
Gary Quisenberry	52	Senior Vice President, Commercial and Business Banking (12)	2000	15,700	(8)	*
Wanda L. Rogers	71	Director	2000	91,214	(1)	3.47%

William S. Smittcamp	51	Director	2000	60,300	(1)	2.29%
Thomas L. Sommer	56	Senior Vice President and Credit Administrator	2000	39,438	(9)	1.49%
Joseph B. Weirick	65	Director	2000	68,672	(10)	2.61%
Shirley Wilburn	61	Senior Vice President, Consumer and Retail Banking (12)	2000	4,668	(11)	*
All directors and executive officers of the Company and the Bank as a group (13 in number)				1,195,979		42.20%

*
Beneficial ownership does not exceed one percent of common stock outstanding.

(1)
Includes 6,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

(2)
See Principal Shareholders, note (1).

(3)
Includes 4,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

(4)
Includes 31,250 shares which may be acquired upon the exercise of options granted pursuant to the Central Valley Community Bank 1992 Plan (the "1992 Plan"). Also, includes 71,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

(5)
Includes 4,000 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan. Also includes 17,750 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

(6)
See Principal Shareholders, note (2).

(7)
See Principal Shareholders, note (3).

(8)
Includes 12,800 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan. Also includes 2,400 shares which may be acquired upon exercise of options granted pursuant to the 2000 Plan.

(9)
Includes 10,400 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan. Also includes 9,280 shares which may be acquired upon exercise of options granted pursuant to the 2000 Plan.

(10)
Includes 3,058 shares owned of record by Mr. Weirick's wife, 15,844 shares owned of record by a child and 6,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

(11)
Includes 3,200 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan. Also includes 800 shares which may be acquired upon exercise of options granted pursuant to the 2000 Plan.

(12)
Mr. Quisenberry and Mrs. Wilburn are officers of the Bank only.

        The following table sets forth certain information with respect to the executive officers (1) of the Company:

Name	Age	Positions Held with the Company	Officer Since
Daniel J. Doyle	57	President, Chief Executive Officer and Director	2000
Gayle Graham	57	Senior Vice President and Chief Financial Officer	2000
Gary Quisenberry	52	Senior Vice President, Commercial and Business Banking (2)	2000
Thomas L. Sommer	56	Senior Vice President and Credit Administrator	2000
Shirley Wilburn	61	Senior Vice President, Consumer and Retail Banking (2)	2000

(1)
As used throughout this Proxy Statement, the term "executive officer" means the president, any senior vice president in charge of a principal business unit or function, and any other officer or person who performs a policy making function for the Company or the Bank.

(2)
Mr. Quisenberry and Mrs. Wilburn are officers of the Bank only.

        Each executive officer serves on an annual basis and must be appointed by the Board of Directors annually pursuant to the Bylaws of the Company (or the Bylaws of the Bank in the case of Mrs. Wilburn and Mr. Quisenberry).

        The following is a brief account of the business experience during the past five years of each nominee and each executive officer of the Company.

        SIDNEY B. COX retired from Producers Cotton Oil in April 1988 and is now owner of Cox Communications, public relations and agricultural consulting firm.

        DANIEL N. CUNNINGHAM is the Chairman of the Boards of Directors of the Company and the Bank. Mr. Cunningham is a certified public accountant, a director and officer of Quinn Properties and a director of Quinn Company.

        EDWIN S. DARDEN Jr.    is a certified architect and President of Edwin S. Darden Associates, Inc., an architectural firm in Fresno, California. Mr. Darden is currently serving on the Board of Directors for the California Department of the State Architect.

        DANIEL J. DOYLE became President and Chief Executive Officer of the Company upon its organization in 2000, and has served as President and Chief Executive Officer of the Bank since June 1998. From March 1995 until joining the Bank, Mr. Doyle was Senior Vice President and Regional Manager of U.S. Bank. Prior to that, Mr. Doyle served as President and Chief Executive Officer of U.S. Bank of California.

        GAYLE GRAHAM became Senior Vice President and Chief Financial Officer of the Company upon its organization in 2000, and was named Senior Vice President and Cashier of the Bank on October 13, 1994 after serving as Vice President and Cashier of the Bank since April 19, 1991, and as Assistant Cashier since August 1988. Prior to that time, she served in various capacities with Wells Fargo Bank for 20 years.

        STEVEN D. McDONALD is President of McDonald Properties, Inc., with interests in cattle ranching, mobile home park management and other investments. Mr. McDonald is also the owner/broker of SDM Realty, specializing in ranch brokerage.

        LOUIS McMURRAY is President of Charles McMurray Company, a wholesale hardware company with outlets in Fresno and Sacramento.

        GARY QUISENBERRY was named Senior Vice President, Manager of Commercial and Business Banking of the Bank on February 22, 2000. For fifteen years prior to that time, Mr. Quisenberry was Senior Vice President, Business Banking Manager, Manager of Special Assets and Manager of Consumer Lending for California Federal Bank.

        WANDA L. ROGERS since 1988 has served as the President and Chief Financial Officer of Rogers Helicopters, Inc., a corporation contracting for helicopter services to various U.S. government agencies and other public entities.

        WILLIAM S. SMITTCAMP is the President and owner of Wawona Frozen Foods and is involved as a principal in other family-related businesses.

        THOMAS L. SOMMER became Senior Vice President and Credit Administrator of the Company upon its organization in 2000, and was named Senior Vice President and Chief Credit Officer of the Bank on December 15, 1999 after serving as Vice President Manager of Credit Review and Special Assets since August 24, 1998. For two years, Mr. Sommer served as Credit Administrator for Olympic Bank. Prior to that, Mr. Sommer served as Senior Vice President, Manager of Commercial and Business Banking for U.S. Bank of California.

        JOSEPH B. WEIRICK was President and General Manager of Weirick and Co., operators of China Peak Ski Area, from 1964 to 1978. Mr. Weirick is presently involved in personal investments.

        SHIRLEY WILBURN was named Senior Vice President, Consumer and Retail Banking of the Bank on October 16, 2000. Prior to that time, Mrs. Wilburn served as First Vice President, Regional Manager with California Federal Bank since 1998. For five years prior to that time, Mrs. Wilburn was Senior Vice President Real Estate Lending for Glendale Federal Bank. Mrs. Wilburn has over 30 years banking experience including 20 years with CalFed and its predecessors Glendale Federal Bank and Guarantee Savings.

        No director of the Company holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Exchange Act, except for Wanda L. Rogers, who is a director of Kaman Corporation, Bloomfield, CT.

Meetings and Committees of the Board of Directors

        The Board of Directors of the Company conducts its business through meetings of the Company's Board of Directors, Executive and Directors Resources/Nominating Committee, and Audit/Compliance Committee, and through committees of the Bank's Board of Directors. The Company became the holding company for the Bank on November 15, 2000. Currently, the Audit/Compliance Committee of the Bank's Board of Directors makes recommendations to the Audit/Compliance Committee of the Company's Board of Directors. During 2003 the Company's Board of Directors held twelve (12) meetings. No director attended less than 75 percent of the total meetings of the Company's Board of Directors and of Board committees on which he or she served during 2003 except for Wanda L. Rogers.

  Executive/Directors Resources and Nominating Committee

        The Executive/ Directors Resources and Nominating Committee is composed of Mr. Cunningham as Chairman, and Messrs. Darden, Doyle, McMurray, and Smittcamp.

        The Committee held two (2) meetings during 2003. The Committee; (1) oversees matters relating to employment, compensation and management performance of key executive officers; (2) formally evaluates the performance of the President/CEO annually; (3) makes recommendations to the full

Board for compensation and other benefits, including incentives, deferred compensation plans and stock options for the President/CEO and other key executive officers; (4) makes recommendations for the nomination of directors to the full Board, (5) reviews and makes recommendations to the Board regarding retirement policies or any other policies relating to Board members; and (6) makes recommendations regarding fees, stock option grants and other benefits for the Directors. All of the members of the Executive/ Directors Resources and Nominating Committee, with the exception of Mr. Doyle, are independent directors as defined under the rules of The NASDAQ Stock Market, Inc. as currently in effect.

        The Committee adopted a charter on February 18, 2004 which outlines its policy with respect to considering director candidates. A copy of the Nominating Committee charter is attached as Appendix A to this Proxy Statement.

        The Committee considers suggestions from many sources, including shareholders, regarding possible candidates for director. In order for shareholder suggestions regarding possible candidates for director to be considered by the Committee, such information should be provided to the Committee in writing at least 60 days prior to the date of the next scheduled annual meeting. Shareholders should include in such communications the name and biographical data of the individual who is the subject of the communication and the individual's relationship to the shareholder. The Committee does not set specific criteria for directors but believes the Company is well served when its directors bring to the Board a variety of experience and backgrounds, evidence leadership in their particular fields, demonstrate the ability to exercise sound business judgement and have substantial experience in business and outside the business community in, for example, the academic or public communities. The Committee considers shareholder nominees for director in the same manner as nominees for director from other sources. As set forth in the Notice of Annual Meeting that accompanies this Proxy Statement, the Company's Bylaws requires that notice of intention to make any nomination must be delivered to the President of the Corporation on a timely basis and must contain certain information. Please refer to the Notice of Annual Meeting. Any such notices will be forwarded to the Committee.

  Audit/Compliance Committee

        The Audit/Compliance Committee of the Company's Board of Directors is composed of Mr. McDonald as Chairman, Ms. Rogers and Messrs. Cunningham, Cox and Weirick. All of the members of the Audit/Compliance Committee are independent directors as defined under the rules of The NASDAQ Stock Market, Inc. as currently in effect. The Board of Directors has determined that Mr. Cunningham is an "audit committee financial expert" as defined under applicable Securities and Exchange Commission rules.

        The Company's Audit/Compliance Committee held thirteen (13) meetings during 2003. The functions of the Audit/Compliance Committee are to recommend the appointment of and to oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants and to evaluate the possible effect of each such service on the independence of the Company's accountants. The Audit/Compliance Committee also reviews internal controls and reporting procedures of the Bank's branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

  Report of Audit Committee

  NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

        The Audit/Compliance Committee of the Central Valley Community Bancorp Board of Directors (the "Audit Committee") is composed of five independent directors and operates pursuant to a Charter that was adopted by the Board on January 18, 2004, a copy of which is attached as Appendix B to this Proxy Statement for the Company's 2004 Annual Meeting of Shareholders. The members of the Audit Committee are Steven D. McDonald (Chair), Daniel N. Cunningham, Wanda L. Rogers, Sidney B. Cox, and Joseph B. Weirick. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants.

        The function of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, and maintaining appropriate accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out appropriate audits and reviews, auditing the Company's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

        In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with the independent auditors, with, and without, management present. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has also discussed with management and the independent auditors the quality and adequacy of the internal controls of the Company. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation, and internal audit services provided by the auditors, has considered whether the provision of information technology consulting services relating to financial information systems design and implementation and internal audit and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect to auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's auditors are in fact "independent".

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE COMPANY'S BOARD OF DIRECTORS

Steven D. McDonald (Chairman) Daniel N. Cunningham Wanda L. Rogers Sidney B. Cox Joseph B. Weirick	March 24, 2004

CODE OF ETHICS AND CONDUCT

        The successful business operation and reputation of Central Valley Community Bancorp is built upon the principles of fair dealing and ethical conduct of all our employees. Shareholders and our employees look to and have the expectation that our chief executive officer, chief financial officer and all senior officers set highest standards of conduct promote:

  •
  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  •
  Full, fair, accurate, timely, and understandable disclosure in reports and documents that are filed with, or submitted to, the Securities Exchange Commission, and in other public communications made by the Company.

  •
  Compliance by Central Valley Community Bancorp with all applicable laws and regulations and the conduct of the Company's business by its directors, officers and employees in accordance with the letter, spirit, and intent of all relevant laws and that they will refrain from any illegal, dishonest, or unethical conduct.

  •
  The prompt internal reporting to Chairman of the Board of Directors of any violations of the code, and

  •
  Accountability for adherence to the code.

        Our reputation for integrity and excellence requires careful observance of the spirit and letter of all applicable laws and regulations, as well as a scrupulous regard for the highest standards of conduct and personal integrity. The continued success of Central Valley Community Bancorp is dependent upon our shareholders' and customers' trust and we are dedicated to preserving that trust.

        A copy of the Company's Code of Ethics and Conduct may be requested by writing Cathy Ponte, Assistant Corporate Secretary, Central Valley Community Bancorp, 600 Pollasky Avenue, Clovis, California, 93612 and may also be accessed electronically at the Company website at www.cvcb.com.

SHAREHOLDER COMMUNICATION

        The Board of Directors does not have a formal process for shareholders to send communications to the Board. However, shareholders may send recommendations for director nominees or other communications to the Board of Directors or any individual director at the following address. All communications received are reported to the board or the individual directors:

Board of Directors (or Executive/Directors Resources and Nominating Committee, or name of individual director)
C/o Cathy Ponte
Corporate Secretary
Central Valley Community Bancorp
600 Pollasky Avenue
Clovis, California 93612

DIRECTOR ATTENDANCE AT SHAREHOLDER MEETINGS

        The Company does not have a policy which specifically addresses director attendance at shareholder meetings. However, eight (8) directors were in attendance at the 2003 Annual Meeting of Shareholders on May 21, 2003.

EXECUTIVE COMPENSATION

Summary of Compensation

        The following table sets forth a summary of the compensation paid by the Company or the Bank during each of the last three completed fiscal years for services rendered in all capacities to Daniel J. Doyle, President and Chief Executive Officer, Gayle Graham, Senior Vice President and Chief Financial Officer, Gary Quisenberry, Senior Vice President, Commercial and Business Banking, Thomas L. Sommer, Senior Vice President and Credit Administrator, and Shirley Wilburn, Senior Vice President, Consumer and Retail Banking (the "Named Executive Officers"). No other executive officer of the Company or the Bank earned in excess of $100,000 during the 2003 fiscal year.

Summary Compensation Table

					Long Term Compensation
		Annual Compensation			Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation ($)(1)	Securities Underlying Options(#)	All Other Compensation ($)
Daniel J. Doyle, President and Chief Executive Officer	2003 2002 2001	$200,000 180,000 170,000	$120,000 113,000 96,500	(1) (1) (1)	5,000 -0- 37,500	$36,438 31,655 31,208	(2)
Gayle Graham, Senior Vice President and Chief Financial Officer	2003 2002 2001	$113,233 105,308 101,100	$43,548 38,182 32,771	(1) (1) (1)	2,000 4,000 11,563	$12,221 12,013 12,734	(3)
Thomas L. Sommer, Senior Vice President and Credit Administrator	2003 2002 2001	$109,733 100,400 95,400	$44,377 41,141 32,072	(1) (1) (1)	2,000 4,000 4,300	$13,108 11,407 12,891	(4)
Gary Quisenberry, Senior Vice President, Commercial and Business Banking(7)	2003 2002 2001	$130,500 118,833 110,000	$51,514 49,083 38,745	(1) (1) (1)	2,000 4,000 2,000	$14,199 10,580 4,631	(5)
Shirley Wilburn, Senior Vice President, Consumer and Retail Banking(8)	2003 2002 2001	$109,267 101,633 96,000	$42,938 41,473 28,704	(1) (1) (1)	2,000 4,000 2,000	$14,211 7,662 2,198	(6)

(1)
Certain incidental personal benefits to Named Executive Officers (not otherwise disclosed herein) may result from expenses incurred by the Company in the interest of attracting and retaining qualified personnel. With respect to each Named Executive Officer, the aggregate amount of such compensation for the fiscal year indicated did not exceed the lesser of $50,000 or ten percent (10%) of the compensation reported in the Summary Compensation Table for such Named Executive Officer.

(2)
Includes, for 2003, directors' fees of $12,000, $6,881 in life insurance premiums, and $17,557 contributed to the Bank's Salary Deferral Plan for Mr. Doyle's account.

(3)
Includes, for 2003, $10,877 contributed to the Bank's Salary Deferral Plan for Ms. Graham's account and $1,344 in life insurance premiums.

(4)
Includes, for 2003, $10,875 contributed to the Bank's Salary Deferral Plan for Mr. Sommer's account and $2,233 in life insurance premiums.

(5)
Includes, for 2003, $12,956 contributed to the Bank's Salary Deferral Plan for Mr. Quisenberry's account and $1,243 in life insurance premiums.

(6)
Includes, for 2003, $3,211 in life insurance premiums and $11,000 contributed to the Bank's Salary Deferral Plan for Ms. Wilburn's account.

(7)
Mr. Quisenberry is an officer of the Bank only, and became an employee of the Bank during 2000.

(8)
Mrs. Wilburn is an officer of the Bank only, and became an employee of the Bank during 2000.

Stock Option Plans

Central Valley Community Bancorp 2000 Stock Option Plan

        The Central Valley Community Bancorp 2000 Stock Option Plan (the "2000 Plan") was adopted on November 15, 2000 and is designed to attract, retain and motivate employees, directors and consultants of the Company and the Bank by providing added incentives to enlarge their proprietary interest in the Company, to increase their efforts on behalf of the Company and the Bank, and to continue their association with the Company and the Bank. The 2000 Plan was approved by the Company's shareholders at the Company's 2001 Annual Meeting of Shareholders. The 2000 Plan permits the granting of nonqualified stock options and incentive stock options during a period of ten years from the date of adoption by the Board of Directors. The 2000 Plan is administered by the Board of Directors, which receives recommendations from the Strategic Planning Committee.

        The total number of shares reserved for issuance under the 2000 Plan is 525,724, subject to adjustment if the outstanding shares of Company Common Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company. Under the 2000 Plan, all options are granted at an exercise price of not less than 100% of the fair market value of the Company Common Stock at the time the option is granted. The 2000 Plan provides for the granting of options for exercise periods of up to ten years from the date of the grant, with the exact exercise period to be determined by the Board of Directors. The exercise period of an incentive stock option granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. As of December 31, 2003, options available for future granting total 103,398 shares of Company Common Stock.

Central Valley Community Bank 1992 Stock Option Plan

        The Bank established the 1992 Plan, in which directors, officers and employees of the Bank are eligible to participate. Pursuant to the terms of the Plan of Reorganization and Merger Agreement by which the Company became the sole shareholder of the Bank, the Company agreed to issue shares of Company Common Stock upon the exercise of options outstanding under the 1992 Plan. As of December 31, 2003, there were options to purchase 164,972 shares of Company Common Stock outstanding under the 1992 Plan. No further options will be granted under the 1992 Plan.

II.    Stock Option Grants and Exercises

Central Valley Community Bancorp 2000 Stock Option Plan

Stock Option Grants

Option/SAR Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of total options granted to employees in fiscal year	Exercise or base price ($/Share)	Expiration Date
Daniel J. Doyle	5,000	13.12%	$17.25	06/18/2013
Gayle Graham	2,000	5.25%	$17.25	06/18/2013
Gary Quisenberry	2,000	5.25%	$17.25	06/18/2013
Thomas L. Sommer	2,000	5.25%	$17.25	06/18/2013
Shirley Wilburn	2,000	5.25%	$17.25	06/18/2013

Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table reflects certain information regarding the exercise of stock options under the 1992 Plan or the 2000 Plan during the year ended December 31, 2003, as well as information with respect to unexercised options held at such date by the Named Executive Officers.

Aggregated Option/SAR Exercises and FY-End Option/SAR Values

			Number of securities underlying unexercised options at fiscal year-end(#)	Value of unexercised in-the-money options at fiscal year-end($)(1)
Name	Shares acquired on exercise(#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Daniel J. Doyle	-0-	-0-	96,000/34,000	$1,212,895/$412,855
Gayle Graham	1,158	$10,561	21,908/11,060	$263,294/$108,926
Gary Quisenberry	-0-	-0-	12,000/14,000	$157,056/$151,404
Thomas L. Sommer	-0-	-0-	19,080/12,520	$234,594/$126,568
Shirley Wilburn	8,000	$81,792	4,000/14,000	$52,112/$153,836

(1)
Based on a bid price per share at December 31, 2003 of $20.50.

Employment Contract and Salary Continuation Agreement for President and Chief Executive Officer

        The Bank entered into an employment agreement with Mr. Doyle in 1998, pursuant to which Mr. Doyle is employed as President and Chief Executive Officer of the Bank. The agreement provided that the initial term of the agreement would end on December 31, 2001, but also provided that the agreement will be renewed annually for additional one-year terms unless terminated by either party not later than sixty days prior to the end of the particular term. The agreement provided for Mr. Doyle's base salary to be set after the 1998 and 1999 terms by the Board of Directors at no less than $160,000. For fiscal year 2003 Mr. Doyle's base salary was $200,000. The Board of Directors has set Mr. Doyle's base salary for 2004 at $220,000.

        Additionally, Mr. Doyle's employment agreement provided that for years after 1998 Mr. Doyle would receive a target bonus of a percentage of his salary, based on the achievement by year-end of certain performance goals. For fiscal years 2003 and 2002, Mr. Doyle received a bonus of $120,000 and $113,000, respectively. The Board of Directors provided that for both 2003 and 2002 Mr. Doyle would be entitled to receive a target bonus of 40% of salary. The bonus is allocated as follows: 1) 70% of the bonus is based on the Company reaching certain financial targets; and 2) 30% is based on shareholder value and management components. Additionally, the total can be modified up or down based upon results of annual regulatory examinations. Mr. Doyle's performance in 2003 and 2002 exceeded the goals established for those years, and therefore, per the terms of the employment agreement, the bonuses paid to Mr. Doyle during those years exceeded the target bonus percentages specified in the employment agreement. For further fiscal years, the specific goals for the bonus shall be set by mutual agreement of the Board of Directors and Mr. Doyle. The Board of Directors set the target bonus for 2004 at 45% of his salary. The actual bonus Mr. Doyle may receive under the employment agreement for his performance during 2004 may be higher or lower than the target bonus of 45% of his base salary for 2004 depending on actual performance.

        The employment agreement with Mr. Doyle also provided for: (a) a Bank-paid membership in a local country club; (b) an automobile allowance of $1,000 per month; (c) participation in medical, dental and similar plans offered by the Bank for Mr. Doyle and his dependents, as well as Bank-paid term life insurance coverage of at least $100,000; and (d) four weeks of vacation annually.

        The employment agreement with Mr. Doyle is terminable by the Bank at any time for "cause," as defined in the agreement, upon which Mr. Doyle would be eligible to receive no payments or benefits other than those accrued through the date of termination. The agreement provides for termination upon the disability of Mr. Doyle under certain circumstances, as well as the payment of Mr. Doyle's salary for six months following such disability if certain conditions are met. The Bank may terminate Mr. Doyle's employment without cause, in which case, Mr. Doyle would be entitled to continue to receive payments based on his base salary for two years, subject to his finding comparable employment. In the event of a merger in which the Bank is not the surviving entity or a change in control of 50% or more of the Common Stock of the Bank (other than as a result of the organization of a holding company for the Bank) (a "Reorganization"), then the employment agreement shall not be terminated but instead the surviving or resulting corporation or the transferee of the Company's stock or assets (the "Successor") shall be bound by the employment agreement. However, in the event that Mr. Doyle elects to leave the employ of the Successor, he will be entitled to a lump sum severance payment equal to two times the average total annual cash compensation paid to him by the Bank during the most recent three fiscal years. Additionally, during the 24 months following a Reorganization, Mr. Doyle will be entitled to receive the lump sum payment mentioned in the preceding sentence upon a demotion in title, decrease in total compensation, material changes in duties and authority and/or change in office location of more than 30 miles from Clovis, California.

        On July 17, 2002 the Bank and Mr. Doyle entered into an amendment to the employment agreement pursuant to which Mr. Doyle is employed as President and Chief Executive Officer of the Bank. The amendment added a provision to the employment agreement that requires, if any payment or other distribution under the employment agreement becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Mr. Doyle shall be entitled to receive an additional payment in an amount sufficient to pay all sums due as a result of the imposition of the excise tax. If the sum of the payments to be made to Mr. Doyle under the employment agreement does not exceed

110% of the amount that would give rise to the imposition of an excise tax payment, the amendment results in no such additional payment and a reduction in the overall payments to be received by Mr. Doyle in the ordinary course of the employment agreement. The amendment provides that all determinations of the necessity for additional payments shall be made, at the cost of the Bank, by a certified public accounting firm selected by the Bank and acceptable to Mr. Doyle.

        In 2000, the Bank and Mr. Doyle entered into an Executive Salary Continuation Agreement (the "Salary Continuation Agreement") and a Life Insurance Endorsement Method Split Dollar Plan Agreement (the "Life Insurance Agreement") (collectively, the "Agreements"). On October 16, 2002, the Salary Continuation Agreement was amended to add a provision similar to the provision added to his employment agreement, as described above, regarding an additional payment to be made to Mr. Doyle in an amount sufficient to pay all sums due as a result of the imposition of any excise tax in connection with his receipt of any payment or other distribution under his employment agreement.

        In 2003, the Bank and Mr. Doyle agreed to amend the Agreements. The Agreements, as amended, provide the following benefits for Mr. Doyle.

        The Salary Continuation Agreement provides for payment by the Bank to Mr. Doyle of $150,000 annually for 15 years, in the event of Mr. Doyle's normal retirement on or after December 31, 2010. Reduced salary continuation benefits are also payable upon his early retirement after age 60 or upon his disability before December 31, 2010. Benefits are payable in a lump sum following an involuntary termination (other than for cause) or a change of control before December 31, 2010. Normal retirement, early retirement, and disability salary continuation benefits are increased each year by 3% from the previous year's benefit amount.

        If Mr. Doyle dies before he reaches age 79, any salary continuation payments cease or, if he dies before such payments have begun, the salary continuation is forfeited under the Life Insurance Agreement. In that event, Mr. Doyle's beneficiaries will receive a lump sum death benefit. The amount of the death benefit depends on Mr. Doyle's age at death. The maximum death benefit under the Life Insurance Agreement and associated term life insurance is approximately $1.6 million at age 65, and the death benefit is reduced if Mr. Doyle's death occurs after age 65.

        Benefits under the Salary Continuation Agreement shall be paid from the general funds of the Bank. Mr. Doyle's benefits under the Salary Continuation Agreement were vested 30% as of December 31, 2003, and will continue to vest at a rate of 10% per year thereafter.

        The Salary Continuation Agreement specifically provides that the Bank has no obligation to fund the obligations to pay the retirement or lump sum benefits described therein. However, as noted above, coincident with the execution of the Salary Continuation Agreement the Bank and Mr. Doyle entered into the Life Insurance Agreement. The Bank purchased a flexible premium adjustable life insurance policy insuring the life of Mr. Doyle. The Bank owns the policy and is entitled to the policy's cash value.

Salary Deferral Plan

        The Bank adopted a Salary Deferral Plan, effective as of January 1, 1983, for the benefit of its employees. The Salary Deferral Plan is intended to qualify for favorable tax treatment under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986 (the "Code"), commonly referred to as a "401(k) plan". The Salary Deferral Plan has two components consisting of a deferred salary portion and a profit sharing portion. The purpose of the Salary Deferral Plan is to provide eligible employees of the Bank with a means of deferring a portion of their compensation to encourage retirement savings, to enable them to share in profits of the Bank, and to provide benefits in the event of death or disability.

        Under the profit sharing portion of the Salary Deferral Plan, the Bank may, but is not required to, make annual profit-sharing contributions to the Salary Deferral Plan. For fiscal year 2003, the Bank made a $120,000 profit sharing contribution. Additionally, under the deferred salary portion of the plan, the Bank may elect to make a matching contribution to the participants' accounts. The matching contribution is announced by the Bank at the beginning of the plan year. In 2003, the Bank made a 100% matching contribution on all deferred amounts up to 3% and a 50% match on the next 2% of eligible compensation, totaling $157,000. For 2004, the Bank announced a 100% matching contribution on all deferred amounts up to 3% of eligible compensation and a 50% match on the next 2% of eligible compensation deferred.

Deferred Compensation Agreements

        Six of the Bank's non-employee directors have entered into deferred compensation agreements with the Bank, electing to defer some or all of their fees in exchange for the Bank's promise to pay a deferred benefit in the future. A deferred compensation agreement allows a non-employee director to reduce current taxable income in exchange for larger payments at retirement, when the recipient could be in a lower tax bracket. Deferred director fees are expensed by the Bank and are set aside in a separate liability account. Credited on the account balance at a rate determined annually by the Board of Directors, interest on deferred fees continues to accrue until the director's service terminates and payment of benefits commences. Payment of accrued benefits, represented by the account balance, can be made in a lump sum or in installments, at each participating director's election. After retirement, benefit payments are taxable income to the participating director and are deductible expenses to the Bank as they are paid. The deferred compensation arrangement with non-employee directors is an unfunded plan, which means that a participating director has no rights beyond those of a general creditor of the Bank, and no specific Bank assets are set aside for payment of account balances. A director whose service terminates for cause forfeits all accrued interest and is entitled solely to the fees previously deferred.

        The Bank has a universal life insurance policy insuring the life of each participating director. The Bank is the owner of each policy. Each non-employee director who has entered into a deferred compensation agreement has also entered into a related Split Dollar Agreement and Endorsement. Under the latter Split Dollar Agreement and Endorsement, the Bank and each participating director agree to a division of death benefits under the life insurance policies. A Split Dollar Agreement and Endorsement provides that a director's designated beneficiary(ies) is entitled at the director's death to receive life insurance proceeds:

  (a)
  In an amount intended to approximate the projected deferred compensation agreement account balance at the director's retirement, if the director dies before terminating service with the Bank.

  (b)
  In an amount intended to approximate the deferred compensation agreement account balance remaining unpaid, if the director dies after terminating service with the Bank.

        In either case, the Bank's obligations under a deferred compensation agreement are extinguished by the director's death. The Bank is entitled to any insurance policy death benefits remaining after payment to the director's beneficiary(ies). The Bank expects to recover in full from its portion of the policies' death benefits all life insurance premiums previously paid by the Bank. The policies serve informally as a source of financing for the Bank's deferred compensation obligations arising out of a director's death before retirement, as well as an investment to finance post-retirement payment obligations. Although the Bank expects the policies to serve as a source of funds for death benefits payable under the deferred compensation agreements, as noted above the directors' contractual entitlements are not funded. These contractual entitlements remain contractual liabilities of the Bank, payable after the directors' termination of service.

Senior Management Incentive Plan

        The Board of Directors of the Bank approved a Senior Management Incentive Plan ("SMIP") effective January 1, 1999 for the purpose of advancing the interests of the Bank and its shareholders through annual incentive compensation that will attract, retain and motivate key executives of the Bank. The Board of Directors has discretion to determine which executives are eligible to participate in the SMIP, to determine the bases for and the amount of any incentive awards (based generally on Board-established targets) and to consider any additional or extraordinary performance factors for a particular participant. Mr. Doyle does not participate in the SMIP.

        The Board of Directors allocated contributions to the SMIP for the fiscal year ended December 31, 2003 and, accordingly, payments were made to executives who are participants in the SMIP totaling $182,377, which are included under Bonus in the Summary Compensation Table.

Senior Management Executive Salary Continuation Agreements

        During 2000 and 2001, the Board of Directors of the Bank adopted and entered into with each of Ms. Graham, Mrs. Wilburn and Messrs. Quisenberry and Sommer an Executive Salary Continuation Agreement (each, a "Salary Continuation Agreement" and collectively, the "Salary Continuation Agreements"). The Salary Continuation Agreements provide for an annual payment for a period of 15 years following retirement from service as an executive of the Bank. Ms. Graham's benefits under her Salary Continuation Agreement are subject to an annual vesting percentage of 10% for each full year of service from the first anniversary of the effective date of the agreement. Mrs. Wilburn's benefits, under her Salary Continuation Agreement, will be 40% vested on the third anniversary of employment with the Bank, an additional 10% on each of the fourth and fifth anniversaries of employment, an additional 20% on the sixth anniversary and an additional 10% on each of the seventh and eighth anniversaries of employment. Messrs. Quisenberry and Sommer's benefits under each of their Salary Continuation Agreements are subject to an annual vesting percentage of 10% for each full year of service from the second anniversary of the effective date of the agreement. Each person's annual benefit is determined at the time of retirement, on the basis of (i) the individual's age upon retirement, (ii) the percentage of benefit vested upon retirement, and (iii) the maximum annual benefit assigned in the individual's Salary Continuation Agreements.

        The Salary Continuation Agreements covering Ms. Graham, Mrs. Wilburn and Messrs. Quisenberry and Sommer, provide for each to receive a maximum annual benefit of $40,000, and provide that each will receive the maximum benefit if she or he reaches the age of 65 prior to retiring.

        The Salary Continuation Agreements terminate upon death prior to retirement, voluntary termination of service prior to retirement, or involuntary termination of service for cause. The Salary Continuation Agreements provide for payment of a lump sum in the event of a Change Of Control of the Bank, defined as the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank.

        The Salary Continuation Agreements specifically provide that the Bank has no obligation to fund the obligations to pay the retirement or lump sum benefits described therein. However, coincident with the execution of the Salary Continuation Agreements the Bank and each of Ms. Graham, Mrs. Wilburn and Messrs. Quisenberry and Sommer entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement. The Bank purchased flexible premium adjustable life insurance policies insuring the life of each participant. The Bank owns the policies and is entitled to the policies' cash value. The participant's beneficiaries are entitled to a share of the death proceeds should the participant die before attaining the maximum benefit age as defined in the Salary Continuation Agreements or be retired from the Bank and die on or subsequent to attaining the maximum benefit age or die after involuntary termination from the Bank.

Compensation of Directors

        The Board of Directors of the Company has not approved payment of fees in connection with attendance at Company Board or Board Committee meetings.

        The Chairman of the Board of the Bank receives $1,400 and all other directors of the Bank receive $1,000 per month for Board meeting attendance. On January 21, 2004, the Board of Directors approved a 20% increase in director compensation. The Chairman of the Board of the Bank will receive $1,680 per month and all other directors of the Bank will receive $1,200 per month

        Aggregate Bank directors' fees in the sum of $112,800 were paid (including amounts deferred under Deferred Compensation Agreements between the Bank and certain of its directors) during the fiscal year ended December 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        There have been no material transactions, except as disclosed below, since January 1, 2003, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, five-percent shareholder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

Reimbursement and Tax Sharing Agreement

        The Company has entered into an agreement with the Bank pursuant to which the Bank has agreed to reimburse the Company for certain expenses incurred by the Company in rendering management services on terms and conditions consistent with the requirements of Section 23A of the Federal Reserve Act and Federal Reserve Regulation W. In addition, the Company has entered into a tax sharing agreement with the Bank providing for the allocation of tax obligations among the Company and the Bank in compliance with regulatory requirements.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, the only greater than ten-percent holder of the Company's Common Stock is Mr. Louis McMurray and his related interests. See Principal Shareholders.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 4 and 5 were required for those persons, the Company believes that for the 2003 fiscal year, the officers and directors of the Company complied with all applicable filing requirements, except that each of Daniel N. Cunningham, Sidney B. Cox, Edwin S. Darden, Jr., Daniel J. Doyle, Steven D. McDonald, Louis McMurray, Wanda L. Rogers, William Smittcamp, Joseph B. Weirick, Gayle Graham, Gary Quisenberry, and Thomas L. Sommer filed one Form 4 late. Those Form 4's reported a single transaction for each person: one option grant. Shirley Wilburn filed two Form 4's late. Those Form 4's reported an option grant and a purchase.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of Perry-Smith LLP, which served the Company as independent public accountants for 2003, has been selected by the Audit Committee of the Board of Directors of the Company to be the

Company's independent public accountants for 2004. All Proxies will be voted "FOR" ratification of such selection unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If the nominee should unexpectedly for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute nominee to be designated by the Audit Committee.

Representatives from the accounting firm of Perry-Smith LLP will be present at the meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        The following presents fees billed for the years ended December 31, 2003 and 2002 for professional services rendered by the Company's independent public accountants in connection with the audit of the Company's consolidated financial statements and fees billed by the Company's independent public accountants for other services rendered to the Company.

FEES	2003	2002
Audit Fees(1)	$100,335	$100,020
Audit-Related Fees	-0-	-0-
Tax Fees(2)	$17,725	$15,975

All Other Fees(3)	$72,985	$57,195

(1)
Audit fees consist of fees for professional services rendered for the audit of the Company's consolidated financial statements and review of financial statements included in the Company's quarterly reports. The audit fees also consist of services normally provided in connection with statutory and regulatory filings or engagements.

(2)
Tax service fees consist of compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice. Tax service fees also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

(3)
All other fees consisted of consulting services for the Company's strategic plan, operational review and compilation of a compensation survey.

        The Audit/Compliance Committee has determined that the provision of services, in addition to audit services, rendered by Perry-Smith LLP and the fees paid therefor in fiscal years 2003 and 2002 were compatible with maintaining Perry-Smith LLP's independence.

        The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i) (1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF PERRY-SMITH LLP AS THE COMPANY'S INDEPENDENT AUDITORS. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND VOTING AT THE MEETING.

OTHER INFORMATION

Availability of Form 10-KSB and Other Exchange Act Filings

        The Company's Common Stock is registered under Section 12(g) of the Exchange Act. A copy of the Company's 2003 Annual Report on Form 10-KSB, including financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Section 13 of the Exchange Act, will be furnished without charge to any shareholder upon written request. A copy may be requested by writing Cathy Ponte, Assistant Corporate Secretary, Central Valley Community Bancorp, 600 Pollasky Avenue, Clovis, California 93612. Such reports and other information may also be accessed electronically at the Commission's home page on the Internet at http://www.sec.gov.

SHAREHOLDER PROPOSALS

        The 2005 Annual Meeting of Shareholders of the Company will be held on May 18, 2005. December 2, 2004 is the date by which shareholder proposals intended to be presented at the 2005 Annual Meeting must be received by management of the Company at its principal executive office for inclusion in the Company's 2005 proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

        The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this proxy statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their judgment.

Dated: March 31, 2004 Clovis, California	For the Board of Directors
Daniel N. Cunningham Chairman of the Board

Appendix A

Central Valley Community Bancorp

NOMINATING CHARTER OF THE
EXECUTIVE/DIRECTORS RESOURCES AND NOMINATING Committee

I.     PURPOSE

The Nominating Committee (the Committee) is appointed by the Board of Directors of Central Valley Community Bancorp (CVCB) to assist the Board in identifying, evaluating and recommending to the Board of Directors nominees for membership on the Board of Directors. The primary duties and responsibilities of the Committee are to:

☐ Identify individuals who are qualified to serve on the Board:

☐ To recommend to the full Board the selection of qualified individuals who are qualified to serve as Board members; and

☐ To oversee the evaluation of the Board and its members.

II.    MEMBERSHIP

The Committee shall consist of no fewer than 3 (three) members of the Board of CVCB, each of whom shall meet the requirements of NASDAQ, or such other exchange on which the Company authorizes its securities to be traded, as well as any standards that may be established from time to time under state or federal securities, corporate, banking or tax laws or regulations affecting the Company. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Members are nominated by the Committee and appointed by the Board of Directors annually at its Organizational Meeting. The Committee membership shall include the Chairman of the Board, who shall serve as Chairman of the Committee. The Committee shall serve at the pleasure of the Board.

III.  AUTHORITY

The Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities. The Committee shall have direct access to the Company's legal counsel and its independent auditors, as well as access to anyone in the Company. The Committee shall have the ability to retain, at the Company's expense, and to terminate, search firms relating to director candidates, and special legal, accounting or other consultants or experts it deems necessary in the performance of its duties, and to approve applicable fees and other retention terms.

IV.    RESPONSIBILITIES

In carrying out its purposes, the Committee shall have the following duties, responsibilities and authority:

☐
Review and recommend to the Board, from time to time but not less than annually, the desired characteristics of the composition of the Board—including size, competencies, experience of members, diversity, age, and other appropriate qualities;

☐
Assist the Board of Directors by identifying, attracting and recommending qualified candidates for membership on the Board of Directors, consistent with such characteristics. Such candidates may include, if the committee deems it advisable, candidates recommended by the Chief Executive Officer, other members of the Board of Directors, and shareholders (where such shareholder recommendations have been offered in accordance with procedures established by the Committee and relevant law);

A-1

☐
Review members standing for re-election, evaluate such members on the basis of contribution, change of status and commitment to the Company, and make recommendations to the Board for re-election of members;

☐
Review from time to time, but not less than annually, whether members of the Board of Directors meet the standards of independence, financial expertise and other competencies required under NASDAQ Rules and all other applicable legal requirements and advise the Board of Directors as to the conclusions reached by the Committee as a result of such review;

☐
Review and evaluate the performance of all Board members and Board committees and report findings to full Board at least annually;

☐
Submit this Charter to the Board of Directors for approval and publish the Charter in accordance with any applicable regulations;

☐
In conjunction with the Compensation Committee, review and advise the Board of Directors as to director compensation;

V.     GENERAL

☐
The Committee shall meet at least 2 (two) times each year, or more frequently as circumstances require.

☐
The Committee and the Board shall determine the timing of the meeting.

☐
The Committee may delegate any of its duties to subcommittees, comprised of Committee members, as the Committee may deem appropriate in its sole discretion.

☐
The Board may at any time and in its complete discretion remove any member of the Committee and may fill any vacancy in the Committee.

☐
Minutes shall be kept of each meeting of the Committee, and the Committee shall regularly provide reports of its actions to the Board.

A-2

Appendix B

Central Valley Community Bancorp

Audit Committee Charter1

I.     Purpose

  A.
  The Audit Committee is appointed by the Board to assist the Board in monitoring

  (1)
  the integrity of the financial statements of the Company,

  (2)
  the independent auditor's qualifications and independence,

  (3)
  the performance of the Company's internal audit function and independent auditors, and

  (4)
  the compliance by the Company with legal and regulatory requirements.1

  B.
  The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.2

  C.
  The function of the Audit Committee is oversight.

  •
  Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements.

  •
  Management and the internal auditors are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

  •
  The outside independent auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-QSB, and other procedures.

  D.
  In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards; and each member of the Audit Committee shall be entitled to rely on:

  •
  the integrity of those persons and organizations within and outside the Company from which it receives information; and

  •
  the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

II.    Composition of the Audit Committee

  A.
  The Audit Committee shall be comprised of at least three directors, each of whom:

  (a)
  Is "independent" under the rules of the NASDAQ Stock Market, Inc.1 Does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board;

1
See Item 7(d)(3)(iii) of Schedule 14A, which requires that a copy of the charter be included as an appendix to the Company's proxy statement at least every 3 years.
1
2
See Item 306 of Regulation S-K and Item 7(d)(3)(i) of Schedule 14A.

    (b)
    Is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"); and

    (c)
    Does not own or control 20% or more of the Company's voting securities.2

          All members of the audit Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and the Audit Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

  B.
  The members of the Audit Committee shall be appointed by the Board on the recommendation of the Chairman of the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

III.  Meetings

  A.
  The Audit Committee shall meet as often as it determines, but not less frequently than quarterly.

  B.
  The Audit Committee shall meet periodically with management, the internal auditors, Internal Audit Manager, and the independent auditor in separate executive sessions.

  C.
  The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.    Committee Authority and Responsibilities

  A.
  The Audit Committee shall have the sole authority to appoint, retain (subject, if applicable, to shareholder ratification), determine funding for and oversee the Company's independent auditor.

  B.
  The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.3

  C.
  The independent auditor shall report directly to the Audit Committee.4

  D.
  The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.5

----
Notwithstanding the immediately preceding requirements, one director who is not "independent" under the rules of the NASDAQ Stock Market, Inc., who does not accept any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, who is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A-3 under the Exchange Act, who does not own or control 20% or more of the Company's voting securities, and who is not a current officer or employee, or a person who is a relative by blood, marriage or adoption of, or who has the same residence as, any current officer of employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, shall have determined that such individual's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination. Any such member appointed to the Audit Committee may only serve for up to two years and may not chair the Audit Committee.
2
No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee, and discloses the determination in the Company's annual proxy statement
3
Section 10A(m)(2) of the Exchange Act (added by Section 301 of Sarbanes-Oxley).
4
Ibid.

  E.
  The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.6

  F.
  The Audit Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of the Board or management, to retain independent legal, accounting or other advisors.7

  G.
  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering and/or issuing an audit report and to any advisors employed by the Audit Committee.8

  H.
  The Audit Committee shall make regular reports to the Board.

  I.
  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  J.
  The Audit Committee shall annually review the Audit Committee's own performance. Such review shall be in the form of a self-assessment of the activities scheduled to be performed on an annual basis and to the extent to which such activities have been fully performed during such period.

  K.
  The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

    1.
    Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.9

    2.
    Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor's review of the quarterly financial statements.

    3.
    Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

    4.
    Obtain from the independent auditors, review and discuss a timely report relating to the Company's annual audited financial statement and quarterly reports relating to the Company's quarterly unaudited financial statements on:

    (a)
    All critical accounting policies and practices to be used.

    (b)
    All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

    (c)
    Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.10

5
Sections 10A(h) and (i) of the Exchange Act (added by Sections 201 and 202 of Sarbanes-Oxley) require such preapproval with respect to services provided by the registered public accounting firms to its audit clients.
6
Section 10A(i)(3) of the Exchange Act (added by Section 202 of Sarbanes-Oxley).
7
Section 10A(m)(5) of the Exchange Act (added by Section 301 of Sarbanes-Oxley).
8
Section 10A(m)(6) of the Exchange Act (added by Section 301 of Sarbanes-Oxley).
9
Item 306(a) of Regulation S-K.
10
Section 10A(k) of the Exchange Act (added by Section 204 of Sarbanes-Oxley) requires registered public accounting firms to provide such reports on a timely basis.

    5.
    Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information and compliance with Regulation G with respect thereto, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

    6.
    Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

    7.
    Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

    8.
    Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.11

    9.
    Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB as to the existences of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, and material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.12

    10.
    Review and approve all related party transactions of the Company.

    11.
    Review and evaluate the lead partner of the independent auditor team.

Oversight of the Company's Relationship with the Independent Auditor

    12.
    Obtain and review a report from the independent auditor at least annually *it being understood that the independent auditor is responsible for the accuracy and completeness of this report) regarding:

    (a)
    the independent auditor's internal quality-control procedures,

    (b)
    any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,

    (c)
    any steps taken to deal with any such issues, and

    (d)
    all relationships between the independent auditor and the Company including each non-audit service provided to the Company, and the matters set forth in Independence Standards Board No. 1.

    (e)
    Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors.

    (f)
    Discuss with the independent auditor any relationships or services disclosed in the report of the independent auditor that may impact the quality of audit services or the objectivity and independence of the Company's independent auditor.

    (g)
    The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.13

11
Item 306(a)(2) of Regulation S-K.
12
Exchange Act Rule 13a-14 (adopted by the Commission pursuant to Section 302 of Sarbanes-Oxley) requires that the CEO and CFO certify in each 10-KSB and 10-QSB that they have disclosed such information to the Company's independent auditors and the Audit Committee.
13
The substance of this item is derived from Subsection 7(b)(ii)(B) of the proposed NYSE Rules and the commentary thereto and is not directly applicable to the Company. However, Item 9(e)(4) of Schedule 14A requires a company to disclose in the proxy statement whether the Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independent auditor's independence. These provisions provide a basis for such a disclosure in the proxy statement.

    13.
    Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years as required by law.

    14.
    Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.14

    15.
    Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.15

Oversight of the Company's Internal Audit Function

    16.
    Review the appointment and replacement of the senior internal auditing executive.

    17.
    Review the significant reports to management prepared by the internal auditing department and management's responses.16

    18.
    Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

    19.
    With respect to those internal audit functions provided in part or in total by outside independent auditors:

    (i)
    to review the fees charged for internal audit services;

    (ii)
    to ensure that the independent internal auditors prepare and deliver after each exam a report to the Audit Committee indicating their findings and recommendations,

    (iii)
    to ensure that the independent internal auditors present a Statement of Independence each year, to discuss with the independent internal auditors any relationships or services disclosed in this Statement that may impact their objectivity and independence and to recommend that the Audit Committee on behalf of the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent internal auditors' independence;

    (iv)
    to instruct the independent internal auditors that they are accountable directly to the Audit Committee of the Board of Directors; and

    (v)
    to provide an open avenue of communication between the internal audit manager, the independent internal auditors, and the Board of Directors.

Compliance Oversight Responsibilities

    20.
    Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.17

14
Section 10A(l) of the Exchange Act (added by Section 206 of Sarbanes-Oxley) makes it unlawful for a registered public accounting firm to perform for an issuer any audit service if a CEO, comptroller, CFO, chief accounting officer or any person serving in an equivalent position for the issuer was employed by that registered public accounting firm and participated in any capacity in the audit of that issuer during the one-year period preceding the date of initiation of the audit.
15
This is part of the Audit Committee's responsibility for sole authority to retain the independent auditor and approve all audit engagement fees and terms.
16
This relates to one of the Audit Committee's principal purposes to assist Board oversight of the performance of the Company's internal audit function.
17
Section 10A(b) of the Exchange Act requires the independent auditor, if it detects or becomes aware of any illegal act, to assure that the Audit Committee is adequately informed and to provide a report if the independent auditor has reached specified conclusions with respect to such illegal acts.

    21.
    Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary entities are in conformity with applicable legal requirements and the Company's Code of Ethics and Conduct. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics and Conduct.18

    22.
    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.19

    23.
    Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.20

    24.
    Discuss with the Company's counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.21

    25.
    With respect to the Internal audit manager and his/her duties of internal auditing,

    (i)
    to review the appointment, replacement and budget of the Internal Audit Manager;

    (ii)
    to advise the Internal Audit Manager that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the Internal Audit Manager and management's responses thereto;

    26.
    With respect to financial reporting principles and policies and internal audit controls and procedures,

    (i)
    to advise management, the Internal Audit manager, the independent internal auditors, and the outside auditors, that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    (ii)
    to consider any reports or communications (and management's and/or the Internal Audit Manager's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in Statement on Auditing Standards No. 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:
    •
    deficiencies noted in the audit in the design or operation of internal controls, and computerized information system controls and security;
    •
    consideration of fraud in a financial statement audit;
    •
    detection of illegal acts;
    •
    the outside auditor's responsibility under generally accepted auditing standards;
    •
    significant accounting policies;
    •
    management judgments and accounting estimates;
    •
    adjustments arising from the audit

18
This relates to one of the Audit Committee's principal purposes to assist Board oversight of the Company's compliance with legal and regulatory requirements.
19
Section 10A(m)(5) of the Exchange Act (added by Section 301 of Sarbanes-Oxley).
20
This relates to one of the Audit Committee's principal purposes to assist Board oversight of the integrity of the Company's financial statements.

This relates to one of the Audit Committee's principal purposes to assist Board oversight of the Company's compliance with legal and regulatory requirements.

        •
        the responsibility of the outside auditor for other information in documents containing audited financial statements;
        •
        disagreements with management;
        •
        consultation by management with other accountants;
        •
        major issues discussed with management prior to retention of the outside auditor;
        •
        difficulties encountered with management in performing the audit;
        •
        the outside auditor's judgments about the quality of the entity's accounting principles;
        •
        reviews of interim financial information conducted by the outside auditor;

      (iii)
      to meet with management, the Internal Audit Manager, internal auditors, and/or the outside auditors and examiners, as appropriate;

      •
      to discuss the scope of the annual audit;

      •
      to discuss the audited financial statements;

      •
      to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

      •
      to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management;

      (iv)
      to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

      (v)
      To review all regulatory examinations and matters as appropriate;

      (vi)
      To review Information System security as appropriate.

V.     Limitation of Audit Committee's Role

  A.
  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee:

  •
  to plan or conduct audits,

  •
  or to determine that the Company's financial statements and disclosures are complete and accurate, and are in accordance with generally accepted accounting principles, and applicable rules and regulations.

These are the responsibilities of management and the independent auditor.

CENTRAL VALLEY COMMUNITY BANCORP
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 19, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Central Valley Community Bancorp, and the accompanying Proxy Statement dated March 31, 2004, and revoking any Proxy heretofore given, hereby constitutes and appoints Daniel J. Doyle and Wanda L. Rogers, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Central Valley Community Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Central Valley Community Bancorp, to be held at the offices of Central Valley Community Bancorp, 600 Pollasky Avenue, Clovis, California on Wednesday, May 19, 2004 at 7:00 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

1.
To elect as Directors of the Company the nominees set forth below.

☐
FOR all nominees listed below (except as marked to the contrary below).

☐
WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee's name in the list below:

    Sidney B. Cox, Daniel N. Cunningham, Edwin S. Darden Jr., Daniel J. Doyle, Steven D. McDonald, Louis McMurray, Wanda L. Rogers, William S. Smittcamp and Joseph B. Weirick

2.
To approve the proposal to ratify the appointment of Perry-Smith LLP as independent public accountants for the Company's 2004 fiscal year.

  FOR ☐                                                 AGAINST ☐                                                 ABSTAIN ☐

3.
In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL NO. 2. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL NO. 2.

SHAREHOLDER(S) SIGNATURES		No. of Common Shares

X

X

DATE:	, 2004	Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-PAID ENVELOPE.

I/We do ☐ or do not ☐ expect to attend this meeting.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF CENTRAL VALLEY COMMUNITY BANCORP
GENERAL INFORMATION FOR SHAREHOLDERS
PRINCIPAL SHAREHOLDERS
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL NO. 1 ELECTION OF DIRECTORS OF THE COMPANY
EXECUTIVE COMPENSATION
Summary Compensation Table
Option/SAR Grants in Last Fiscal Year
Aggregated Option/SAR Exercises and FY-End Option/SAR Values
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS
OTHER MATTERS
NOMINATING CHARTER OF THE EXECUTIVE/DIRECTORS RESOURCES AND NOMINATING Committee
Audit Committee Charter1
Financial Statement and Disclosure Matters
Oversight of the Company's Relationship with the Independent Auditor
Oversight of the Company's Internal Audit Function
Compliance Oversight Responsibilities